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                                                                      EXHIBIT 23
                             CONSENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports, included in or made a part of this Form 10-K, into the Partnership's previously filed Registration Statement No. 333-45147 on Form S-4.


                                                  Arthur Andersen LLP



Memphis, Tennessee,
March 24, 1998.